UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): FEBRUARY 28, 2003
                                                         -----------------

                             REPRO-MED SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


            New York                    0-12305               13-3044880
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  (State or other jurisdiction      Commission File          (IRS Employer
       or incorporation)                Number)           Identification No.)


                      24 Carpenter Road, Chester, NY 10918
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (845) 469-2042
                                                           --------------

                                      N/A
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          (Former name or former address, if changed since last report)


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

The Company's board of directors has approved the replacement of its current certifying accountants Radin, Glass & Co., LLP of New York, New York, with William A. Meyler, CPA of Middletown, New Jersey, effective February 28, 2003. The Company has no accounting disputes with Radin, Glass & Co., LLP but felt a need to reduce its future audit expenses.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REPRO-MED SYSTEMS, INC.

Dated: June 4, 2003                     By:  /s/ Andrew I. Sealfon
                                        Its: President and
                                             Chief Executive Officer